BT PYRAMID MUTUAL FUNDS
                            EQUITY APPRECIATION FUND
                 SUPPLEMENT TO PROSPECTUS DATED JANUARY 31, 1999

THE FOLLOWING REPLACES THE SECTION "MANAGEMENT OF THE FUND: PORTFOLIO MANAGER" IN THE FUND'S PROSPECTUS:

Portfolio Manager. Mary P. Dugan, Vice President of Bankers Trust, is now the portfolio manager of the Fund.

o    Joined Bankers Trust in 1994.
o    Served as co-manager of the Small Cap Portfolio from 1994 to 1999.
o Securities Analyst specializing in health care, capital goods and the energy industries at Fred Alger Management from 1992 to 1994.
o    15 years of investment and financial research experience.
o Bachelors degree from the University of Rochester, MBA from New York University, Chartered Financial Analyst.

                                                                   MARCH 8, 1999

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE